Exhibit 10.5

Agreed Form

FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [•] 2026, among Remix Therapeutics, Inc., a Delaware corporation (“Remix”), Passage Bio, Inc., a Delaware corporation (“Passage”), and each of the several investors signatory hereto.

WHEREAS, Remix and Passage are party to that certain Agreement and Plan of Merger by and among Remix, Peregrine Merger Sub, Inc., and Passage, dated as of June 24, 2026 (the “Merger Agreement”), pursuant to which the Company will become a wholly-owned subsidiary of Passage (the “Merger”);

WHEREAS, following the Effective Time (as defined in the Merger Agreement), Passage will change its name to Remix Therapeutics, Inc. (“TopCo”);

WHEREAS, the Company and certain investors (the “Purchasers”) are parties to a Subscription Agreement, dated as of June 24, 2026 (the “Purchase Agreement”), pursuant to which such Purchasers, severally and not jointly, are purchasing, prior to the Effective Time, shares of common stock of Remix (the “Purchased Shares”);

WHEREAS, pursuant to that certain Convertible Promissory Note Purchase Agreement, dated as of June 24, 2026 (the “Bridge Note Purchase Agreement”), Remix has issued $[•] aggregate principal amount of convertible promissory notes (the “Bridge Notes”) to certain lenders (the “Bridge Note Lenders”);

WHEREAS, pursuant to that certain Convertible Promissory Note Purchase Agreement, dated as of November 14, 2025, as amended by the Omnibus Amendment No. 1 to Convertible Promissory Note and Warrant Purchase Agreement and Notes, dated as of June 24, 2026 (as amended, the “2025 Note Purchase Agreement”), Remix has issued $29,988,211.99 aggregate principal amount of convertible promissory notes (the “2025 Notes”) to certain lenders (the “2025 Notes Lenders” and together with the Bridge Note Lenders, the “Lenders”);

WHEREAS, the Bridge Note Purchase Agreement and the 2025 Note Purchase Agreement provide that if, prior to the maturity date of the Bridge Notes and the 2025 Notes, as applicable, a PIPE Offering (as defined in each of the Bridge Note Purchase Agreement and the 2025 Note Purchase Agreement) is consummated, then the outstanding amount under each Bridge Note and each 2025 Note will be converted automatically and concurrently into a number of shares of common stock of Remix (the “Conversion Shares”);

WHEREAS, at the Effective Time by virtue of the Merger, the shares of common stock of Remix shall be automatically converted into the right to receive a number of shares of common stock, par value $0.0001 per share, of TopCo (the “Common Stock”), in accordance with Section 2.4(d) of the Merger Agreement; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain rights to the Purchasers and the Lenders as set forth below.

NOW, THEREFORE, in consideration of the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.               Definitions.

In addition to the terms defined herein, capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Company” means Remix Therapeutics, Inc. for all periods prior to the Effective Time and TopCo for all periods after the Effective Time.

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 90th calendar day following the Effective Time (or, in the event of a “full review” by the Commission, the 120th calendar day following the Effective Time) and with respect to any additional Registration Statements that may be required pursuant to Sections 2(b) and 2(c) or Section 3(c), the 60th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or, in the event of a “full review” by the Commission, the 90th calendar day following the date thereof); provided, however, that in the event the Company is notified by the Commission (orally or in writing) that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the second (2nd) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 30th calendar day following the Effective Time, and, with respect to any additional Registration Statements that may be required pursuant to Sections 2(b) and 2(c) or Section 3(c), the 20th calendar day following the later of (i) the date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities and (ii) the date on which the Company becomes aware of the necessity of filing such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all shares of TopCo common stock issued to the Purchaser and/or their respective affiliates at the closing of the Merger in respect of the Purchased Shares, (b) all shares of TopCo common stock issued to the Lenders and/or their respective affiliates at the closing of the Merger in respect of the Conversion Shares, (c) all shares of TopCo issued at the closing of the Merger to the Purchasers and the Lenders and/or their respective affiliates in respect of all other shares of capital stock of Remix held by the Purchasers and the Lenders and/or their respective affiliates as of immediately prior to the Effective Time, and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the earliest to occur of (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144, (iii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration, (iv) with respect to Registrable Securities held by a Holder that is not an affiliate of the Company, upon exchange of such Registrable Securities for unrestricted shares under an effective registration statement on Form S-4, if available and assuming any applicable legends (if any) are removed from such Registrable Securities, and (v) three years after the date of this Agreement.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff (whether or not publicly-available); provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the Commission and (ii) the Securities Act.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“Trading Day” means any day on which the TopCo’s common stock is traded on a National Exchange.

2.             Shelf Registration.

(a)             On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall contain (unless otherwise directed by Holders holding at least 85% of Registrable Securities) disclosure substantially in the form of the “Plan of Distribution” attached hereto as Annex A and substantially in the form of the “Selling Stockholder” section attached hereto as Annex B. Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all Registrable Securities held by the Holders until the earlier of (a) the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 and (b) three years after the date of this Agreement (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. (New York City time) on a Trading Day. The Company shall notify the Holders via e-mail of the effectiveness of a Registration Statement no more than one (1) Trading Day following confirmation of effectiveness with the Commission. The Company shall, in accordance with SEC Guidance, file a final Prospectus with the Commission as required by Rule 424.

(b)             Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; with respect to filing on Form S-3 or other appropriate form; provided, however, that prior to filing such amendment, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance.

(c)             If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities) or requires any Holder to be named as an “underwriter,” the Company shall (i) promptly notify each holder of Registrable Securities thereof and (ii) make commercially reasonable efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter.” Each Holder shall have the right to have its legal counsel, at such Holder’s expense, to review and oversee any registration or matters pursuant to this Section 2(c), including to comment on any written submission made to the Commission with respect thereto. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(c), the Commission refuses to alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder (provided that, in the event an Holder withholds such consent, the Company shall have no obligation hereunder to include any Registrable Securities of such Holder in any Registration Statement covering the resale thereof until such time as the Commission no longer requires such Holder to be named as an “underwriter” in such Registration Statement or such Holder otherwise consents in writing to being so named). Any cutback imposed on the Holders pursuant to this Section 2(c) shall be allocated among the Holders by reducing Registrable Securities represented by shares of Common Stock (applied, in the case that some of such shares of Common Stock may be registered, to the Holders on a pro rata basis based on the total number of such unregistered shares of Common Stock held by such Holders, but excluding from such pro rata calculation any unregistered shares of Common Stock held by a Holder that the Commission has deemed to be an “underwriter” or otherwise requires such Holder to sell its shares of Common Stock in a primary offering). In the event of a cutback hereunder, the Company shall give the Holder at least two (2) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d)             If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly as practicable after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.               Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)             As far in advance as reasonably practicable, but in any event not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act, provided that the Company shall redact any sections of such documents that may contain material non-public information unless the Holder consents in writing to receive such information and agrees to hold it in confidence. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto (A) containing information regarding any Holder to which such Holder reasonably objects in good faith, provided that the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto, or (B) to which the Required Holders shall reasonably (x) object or (y) believe contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such information is required (in the good faith opinion of the Company) to comply with any applicable law or regulation or SEC Guidance. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex C or such other form as reasonably acceptable to the Company (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the third (3rd) Trading Day following the date on which such Holder receives draft materials in accordance with this Section. The Company shall not be required to include any Registrable Securities in the Registration Statement for any Holder that has not provided such Selling Stockholder Questionnaire.

(b)             Each Holder shall cooperate with the Company as reasonably requested in connection with the preparation of each Registration Statement, including responding promptly to any comments from the Commission relating to information provided by or concerning such Holder.

(c)             (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and, upon request of Holders, provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein that would constitute material non-public information regarding the Company or any of its subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(d)             If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall, subject to Sections 2(b) and 2(c), if applicable, file as soon as reasonably practicable, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(e)             Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceeding for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity (a “Proceeding”) for such purpose, and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in no event shall any such notice contain any information that would constitute material, non-public information regarding the Company or any of its subsidiaries.

(f)              Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(g)             If requested by a Holder, furnish to each Holder, without charge, an electronic copy of the conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided that any such item that is available on the EDGAR system (or successor thereto) need not be furnished.

(h)             Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(i)              Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(j)              In connection with any sale pursuant to an effective Registration Statement, if requested by a Holder, promptly (and in any event within five (5) Trading Days of such request) deliver to Holder certificates or book entry statements, as applicable, representing Registrable Securities to be delivered to a transferee pursuant to such effective Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in the name of the transferee as such Holder may reasonably request.

(k)             Upon the occurrence of any event contemplated by Section 3(d)(iii) through (v), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith determination of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (v) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus; provided that the Company shall only be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus up to two (2) occasions in any 12-month period for a period not to exceed forty five (45) consecutive days or a total of ninety (90) calendar days, in each case in any such 12-month period. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is reasonably practicable.

(l)              Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(m)            The Company shall use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of the Registrable Securities once eligible to use such form.

(n)             The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares.

(o)             The Company shall use its reasonable best efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the shares of Passage common stock are listed.

(p)             The Company shall, at its sole expense, upon appropriate notice from a Holder stating that Registrable Securities have been sold or transferred pursuant to an effective Registration Statement, promptly (and in any event within five (5) Trading Days of such notice) prepare and deliver certificates or evidence of book-entry positions representing the Registrable Securities to be delivered to a transferee pursuant to such Registration Statement, which certificates or book-entry positions shall be free of any restrictive legends and in such denominations and registered in such names as the undersigned may request.

(q)             The Company shall cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates or uncertificated shares representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request to the extent permitted by such Registration Statement or Rule 144 to effect sales of Registrable Securities, provided that the Company has timely received from the holder customary representations and other documentation, including broker representation letters reasonably acceptable to the Company and the transfer agent; for the avoidance of doubt, the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System.

4.               Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any National Exchange on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including the Company’s transfer agent, and (vii) solely in connection with the review and filing of the initial Registration Statement, the reasonable fees and expenses, not to exceed $50,000, of one counsel for the selling Holders selected by the Holders of a majority of the Registrable Securities to be registered. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Purchase Agreement or this Agreement, any legal fees or other costs of the Holders.

5.               Indemnification.

(a)             Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder and its affiliates, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based solely upon (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement (the matters in the foregoing clauses (1) and (2) being, collectively, “Violations”), except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder or indemnified person expressly for use therein and that has not been corrected in a subsequent writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the claim, (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(v), such Losses result from the use by such Holder or indemnified person of an outdated, defective or otherwise unavailable prospectus if the untrue statement or omission of material fact contained in such prospectus was corrected in a revised prospectus, as then amended or supplemented, and the Holder or indemnified person was promptly advised in writing not to use the outdated, defective or incorrect prospectus prior to the use giving rise to a Violation; (iii) shall not be available to the extent such claim is based on a failure of the relevant Holder or indemnified person to deliver, or cause to be delivered, if required, the prospectus to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities; and (iv) shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(f).

(b)             Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that (i) such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus, including information provided in the Selling Stockholder Questionnaire and that has not been corrected in a subsequent writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the claim, or (ii) such Losses arise from such Holder’s violation of its obligations under this Agreement. In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)             Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). Notwithstanding anything in this Section 5, the Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the Indemnified Party (including reasonable and documented fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d)             Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities, when combined with any amounts owed under Section 5(b) be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

The indemnity and contribution agreements contained in this Section 5(d) are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.               Miscellaneous.

(a)             Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and that the obligations of the parties hereunder shall be specifically enforceable.

(b)             No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its securityholders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement filed pursuant to this Agreement other than the Registrable Securities The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement so long as no new securities are registered on any such existing registration statements, nor preparing and filing with the Commission a registration statement on Form S-8 relating to its equity incentive plans, nor filing a shelf registration statement on Form S-3 for securities held by stockholders who are parties to separate registration rights agreements entered into prior to the date hereof or in connection with the Merger, nor filing any registration statement required by the terms of the Merger Agreement in connection with the issuance of securities as merger consideration, nor filing any registration statement as may be required to comply with applicable law or the rules of any national securities exchange.

(c)             Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (v), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(d)             Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Required Holders, provided that, (i) if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall be required, (ii) any amendment, modification or waiver of the definition of Registrable Securities, Filing Date, Effectiveness Date, Effectiveness Period, Section 5 or this Section 6(d) shall require the consent of each Holder affected by such amendment, modification or waiver, (iii) the consent of all Holders is required for any amendment or modification that creates or imposes new or additional obligations on the Holders, including, without limitation, any lockup agreement, and (iv) any amendment, modification or waiver that would increase the Company’s obligations or liabilities hereunder or shorten any time period for Company performance shall require the prior written consent of the Company. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(d). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement. As used herein, “Required Holders” means Holders of 50.1% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any securities issuable upon conversion or exercise of any Registrable Security).

(e)             Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(f)              Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger or other transaction in which the Registrable Securities are converted into the equity securities of another Person, in which case such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder) its rights or obligations hereunder without the prior written consent of the Required Holders. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 9.04 of the Purchase Agreement, provided each such assignee agrees to be bound by the terms of this Agreement.

(g)             No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full; provided that the Company shall not be deemed to be in breach of this Section 6(g) solely by reason of any registration rights agreement entered into in connection with the Merger Agreement or any equity incentive plan of the Company.

(h)             Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(i)              Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement and Section 9.07 is hereby incorporated herein mutatis mutandis.

(j)              Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k)             Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)              Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(m)           Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

(n)             Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, stockholder, general or limited partner or member of any Holder or of any affiliates or assignees thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, stockholder, general or limited partner or member of any Holder or of any affiliates or assignees thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

REMIX THERAPEUTICS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PASSAGE BIO, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

[•]

By:
Name:
Title:

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees, donees (including charitable organizations), transferees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their securities covered hereby either directly by such person, through underwriters, dealers or agents, on any principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded, in the over-the-counter market or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction, or in crosses, in which the same broker acts as agent on both sides of the trade;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	the pledge of securities for any loan or obligation
•	privately negotiated transactions;
•	through the writing or settlement of short sales entered into after the effective date of the registration statement of which the prospectus will form a part;
•	through distribution by a Selling Stockholder or its successor in interest to its members, general or limited partners or stockholders (or their respective members, general or limited partners, beneficiaries or stockholders)
•	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;
•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•	a combination of any such methods of sale; or
•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, or otherwise as permitted pursuant to applicable law, rather than under this prospectus.

The Selling Stockholders may distribute the securities covered by this prospectus from time to time in one or more transactions: (i) at a fixed price or prices, which may be changed from time to time; (ii) at market prices prevailing at the time of sale; (iii) at prices related to the prevailing market prices; or (iv) at negotiated prices.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.

Annex A-1

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities that require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders also may from time to time pledge or grant a security interest in some or all of the securities owned by them that are subject to this prospectus, and the pledgees or secured parties will, upon foreclosure in the event of default, be deemed to be Selling Stockholders. If and to the extent such foreclosure occurs, the number of securities under this prospectus on behalf of such Selling Stockholder will decrease by the number of securities subject to any such foreclosure. The Selling Stockholders also may transfer the securities in other circumstances, in which case the transferees, pledgees, donees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

A Selling Stockholder that is an entity may elect to make an in-kind distribution of securities to its members, general or limited partners, beneficiaries or stockholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any discounts, commissions or concessions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

We are required to pay certain fees and expenses incurred by us incident to the registration of the securities. We have agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Annex A-2

We agreed to keep this prospectus effective until the earlier of (a) the date that the securities (i) have been sold, pursuant to this prospectus or pursuant to Rule 144, or (ii) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, and without the requirement for us to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect and (b) [•].1 The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. There can be no assurances that the Selling Stockholders will sell any or all of the securities offered under this prospectus.

1 Insert the third anniversary of the registration rights agreement.

Annex A-3

Annex B

SELLING STOCKHOLDERS

For additional information regarding the issuances of those shares of common stock being registered for resale in this registration statement, see “Private Placement of Shares of Common Stock” and “Business Combination of [●] and [●]” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time.

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by each selling stockholder, based on its ownership of the shares of common stock, as of ________, 2026.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders.

The fourth column reflects the number of shares of common stock beneficially owned by each selling stockholder, assuming the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution”.

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering

Annex B-1

Annex C

Selling Stockholder Notice and Questionnaire

The undersigned owner of Registrable Securities (as such term is defined in the Registration Rights Agreement) of Passage Bio, Inc., a Delaware corporation (the “Company”) (to be renamed Remix Therapeutics, Inc.), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement dated as of [ • ], 2026 to which the Company and the undersigned are parties (the “Registration Rights Agreement”). A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐ No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other Company securities owned by the Selling Stockholder (including beneficially owned, as applicable):

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO: